Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-46559, 33-46561, 33-46563, 33-46573, 33-68806, 33-68808, 33-62631and 33-62633
of Elcotel, Inc. on Forms S-8, of our report dated June 20, 2000, appearing in this Annual Report on Form 10-K of Elcotel, Inc. for the year ended March 31, 2000.

DELOITTE & TOUCHE

Tampa, Florida
June 30, 2000